Filed pursuant to Rule 497(a)

File No. 333-175701

Rule 482 ad

For information:

Adam Tokar

David Schachter

Laurissa Martire

(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE MKT – GLU
June 13, 2013	CUSIP – 36242L105

GABELLI GLOBAL UTILITY & INCOME TRUST

CONCLUDES RIGHTS OFFERING

Rye, NY – The Gabelli Global Utility & Income Trust (NYSE MKT: GLU) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which more than one million common shares and one million newly issued Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred”) are expected to be issued, totaling approximately $70 million. Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each common share of the Fund to shareholders of record (record date shareholders) as of May 7, 2013. Holders of Rights were entitled to purchase one common share and one newly issued Series A Preferred share by submitting three Rights and $68.50 (consisting of $18.50 for each common share plus $50.00 for each Series A preferred per share (the subscription price). The Offer expired at 5:00 PM Eastern Time on June 11, 2013 and the Rights no longer trade through the NASDAQ Capital Market.

Preliminary results indicate that the Fund received total subscriptions of approximately $128 million (including over-subscription requests) for about 181% of the Offering. The over-subscription requests will be allocated pro rata among those fully exercising record date shareholders based on the number of Rights originally issued to them by the Fund.

Any new common shares issued as a result of the Offer will not be record date shares for the Fund’s monthly distribution to be paid on June 21, 2013 and will not be entitled to receive such distribution.

The Fund has submitted an application to list the Series A Preferred Shares on the NYSE MKT. The Series A Preferred Shares are expected to commence trading on the NYSE MKT shortly after the date of issuance.

The Series A Preferred will pay distributions quarterly (“dividend period”) and will have an annual dividend rate of 6.00% for the four dividend periods ending on or prior to June 26, 2014 and 3.00% for the subsequent eight dividend periods ending on or prior to June 26, 2016. Within the dividend period ending June 26, 2016, the Fund’s Board of Trustees will determine a fixed annual dividend rate that will apply for all subsequent dividend periods, which will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%. The Series A Preferred will be non- callable for approximately five years from the date of issuance, unless the redemption is necessary in the judgment of the Fund’s Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and may be put back to the Fund during the 30-day period prior to each of June 26, 2015 and June 26, 2018.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with $68 million in total net assets whose primary investment objective is to seek a consistent level of after-tax return for its investors with an emphasis on tax advantaged dividend income under current tax law. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.

This press release is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Fund’s prospectus contains this and other important information and should be read carefully before investing. Visit www.gabelli.com for more information about the Fund.